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                                  EXHIBIT 23.3


                  CONSENT OF MAULDIN & JENKINS CONCERNING THE
                            FINANCIAL STATEMENTS OF
                          EASTSIDE HOLDING CORPORATION

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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use of our report dated February 9, 1996 relating to the financial statements of Eastside Holding Corporation, Snellville, Georgia included in the Registration Statement on Form S-4 filed by Westside Financial Corporation and the reference to our firm's name under the heading of accounting matters.


                                              /s/ Mauldin & Jenkins, LLC


Atlanta, Georgia
June 10, 1996